Exhibit 10.5

                           [LOGO COGENT CAPITAL CORP.]

Date:    May 31, 2005

To:      Xstream Beverage Network, Inc.

From:    Cogent Capital Corp.

                        SUBJECT: EQUITY SWAP TRANSACTION
                        --------------------------------

The purpose of this communication is to set forth the terms and conditions of the Swap transaction entered into on the Trade Date referred to below (the "Swap Transaction"), between Cogent Capital Corp., a Utah corporation ("Cogent" or "we") and Xstream Beverage Network, Inc., a Nevada corporation ("Xstream Beverage Network" or "you"). This communication constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

This Confirmation incorporates the definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Equity Definitions"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation will supplement, form a part of, and be subject to the ISDA Master Agreement dated as of May 31, 2005 between Xstream Beverage Network and Cogent (the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Master Agreement and this Confirmation, this Confirmation shall prevail for the purpose of this Swap Transaction. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

Cogent and Xstream Beverage Network each represents that entering into the Swap Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Cogent and Xstream Beverage Network each represents that (i) it is not relying on the other party in connection with its decision to enter into this Swap Transaction, and neither party is acting as an advisor or fiduciary of the other party in connection with this Swap Transaction regardless of whether the other party provides it with market information or its views; (ii) it understands the risks of the Swap Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (iii) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Swap Transaction is appropriate for such party in light of its financial capabilities and objectives.

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2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

         Trade Date:                        May 31, 2005

         Effective Date:                    May 31, 2005

         Termination Date:                  The earlier of: (i) November 30,
                                            2008 and (ii) the 30th day after the
                                            Calculation Agent has determined
                                            that the Resale Condition (as
                                            defined below) has been satisfied
                                            with respect to all 8,421,060 of the
                                            Equity Shares (as defined below) or,
                                            if such day is not an Exchange
                                            Business Day, the first Exchange
                                            Business Day thereafter; provided
                                            that, if the Equity Option (as
                                            defined below) is exercised, then
                                            the Termination Date shall be the
                                            Expiration Date of the Equity
                                            Option.

         Shares:                            Xstream Beverage Network, Inc.
                                            common shares ("XSBV") CUSIP number

         Exchange:                          The primary exchange on which the
                                            shares are traded

         Related Exchange(s):               The primary exchange on which listed
                                            options or futures on the Shares are
                                            traded.

         Knock-in Event:                    Applicable. The "Knock-in Event"
                                            shall occur at the time that the
                                            disbursements contemplated by
                                            Section 2 of the Escrow Agreement
                                            (as defined in the Schedule to the
                                            Master Agreement) have been
                                            completed, but only if such
                                            disbursements are completed on or
                                            before the Knock-in Determination
                                            Day.

         Knock-in Determination Day:        May 31, 2005

         Knock-out Event:                   Applicable. The "Knock-out Event"
                                            shall occur if the equity option
                                            evidenced by the Confirmation, dated
                                            May 31, 2005, between Xstream
                                            Beverage Network and Cogent (the
                                            "Equity Option") is exercised by
                                            Xstream Beverage Network.

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         Knock-out                          Price: The "Knock-Out
                                            Price" shall equal the
                                            Final Price as of the
                                            Termination Date (which
                                            shall be the Expiration
                                            Date of the Equity Option)
                                            and shall be determined in
                                            the manner provided below
                                            (including the use of
                                            Averaging as specified
                                            below).

         Knock-out Reference Security:      Xstream Beverage Network, Inc.
                                            common shares ("XSBV")

         Knock-out Determination Day(s):    April 30, 2007

         Knock-out Valuation Time:          The closing time on the Exchange

Equity Amounts payable by Cogent

         Equity Amount Payer:               Cogent

         Equity Amount Receiver:            Counterparty

         Equity Amount:                     An amount determined by the
                                            Calculation Agent as of the
                                            Valuation Time on the Valuation Date
                                            equal to the product of the Equity
                                            Notional Amount as of the day and
                                            the Rate of Return, provided that,
                                            if the Equity Amount is a negative
                                            number, then the Equity Amount
                                            Receiver will pay (in addition to
                                            any other amounts payable by the
                                            Equity Amount Receiver) to the
                                            Equity Amount Payer the absolute
                                            value of the Equity Amount on the
                                            Termination Date.

         Number of Shares:                  6,315,789  (subject to reduction as
                                            provided below)

         Equity Notional Amount:            Number of Shares multiplied by the
                                            Initial Price

         Equity Notional Reset:             Inapplicable

         Type of Return:                    Price Return

         Initial Price:                     $1.00 per Share

         Final Price:                       For any Valuation Date, the average
                                            of the Relevant Prices for the
                                            Averaging Dates relating to that
                                            Valuation Date.

         Valuation Time:                    The closing time on the Exchange

         Valuation Date:                    The Termination Date

         Averaging Dates:                   For any Valuation Date, the ten
                                            trading days up to and including
                                            that Valuation Date

         Averaging Date Disruption:         Modified Postponement

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         Relevant Price:                    For each Averaging Date, the average
                                            of the bid and ask price per Share
                                            as determined by the Calculation
                                            Agent at the Valuation Time on that
                                            Averaging Date.

Floating Amounts payable by Counterparty:

         Floating Amount Payer:             Counterparty

         Notional Amount:                   The Equity Notional Amount

         Payment Dates:                     1st day of each month

         Floating Rate Option:              USD-LIBOR-BBA-2yr

         Spread:                            3.50%

         Floating Rate Day Count Fraction:  Actual/360

         Reset Dates:                       Valuation Dates

Initial Exchange Amount payable by Counterparty:

         Counterparty                       Initial Either (1) $540,000 cash or
                                            (2) 687,719 free trading/registered
                                            shares of Xstream common stock, par
                                            value $0.001 per share, CUSIP number
                                            plus $50,000 cash 50,000 shares
                                            common stock Xstream Beverage
                                            Network CUSIP
         Exchange Amount:

         Counterparty Initial
         Exchange Date:                     May 31, 2005 or completion of
                                            Knock-In Event whichever is earlier.

Other Terms:

         Adjustment of
         Number of Shares:                  If no Knock-out Event has occurred
                                            and the Equity Option has expired,
                                            and this Transaction has not been
                                            otherwise terminated, the Number of
                                            Shares shall be reduced as follows:

                                            (i) If on the day occurring 27
                                            months after the Trade Date, the
                                            Resale Condition (as defined below)
                                            is then satisfied with respect to
                                            not less than 3,157,902 of the
                                            Equity Shares (as defined below),
                                            the Number of Shares shall be
                                            reduced to 5,263,158 shares on the
                                            first Exchange Business Day
                                            thereafter, or, in the alternative,

                                            (ii) If on the day occurring 30
                                            months after the Trade Date, the
                                            Resale Condition is then satisfied


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                                            with respect to not less than
                                            4,210,533 Equity Shares, the Number
                                            of Shares shall be reduced to
                                            4,210,526 shares on the first
                                            Exchange Business Day thereafter,

                                            (iii) If on the day occurring 33
                                            months after the Trade Date, the
                                            Resale Condition is then satisfied
                                            with respect to not less than
                                            5,263,165 Equity Shares, the Number
                                            of Shares shall be reduced to
                                            3,157,895 shares on the first
                                            Exchange Business Day thereafter,

                                            (iv) If on the day occurring 36
                                            months after the Trade Date, the
                                            Resale Condition is then satisfied
                                            with respect to not less than
                                            6,315,796 Equity Shares, the Number
                                            of Shares shall be reduced to
                                            2,105,263 shares on the first
                                            Exchange Business Day thereafter,
                                            and

                                            (v) If on the day occurring 39
                                            months after the Trade Date, the
                                            Resale Condition is then satisfied
                                            with respect to not less than
                                            7,368,428 Equity Shares, the Number
                                            of Shares shall be reduced to
                                            1,052,632 shares on the first
                                            Exchange Business Day thereafter.

                                            The "Resale Condition" shall be
                                            deemed satisfied as of any day with
                                            respect to the number of Equity
                                            Shares that, as of such day, are
                                            then subject to an effective resale
                                            registration statement under the
                                            Securities Act of 1933, as amended,
                                            with the holders of such shares
                                            being named therein as selling
                                            shareholders or fully eligible for
                                            resale under paragraph (k) of Rule
                                            144 adopted under the Securities Act
                                            of 1933.

                                            "Equity Shares" mean the shares
                                            originally purchased under the
                                            Subscription Agreements dated May
                                            31, 2005 (the "Equity Shares")
                                            between Xstream Beverage Network and
                                            the investors named therein.

Settlement Terms:

         Cash Settlement:                   Applicable

         Settlement Currency:               USD

         Cash Settlement Payment Date:      USD Currency Business Days after the
                                            relevant Valuation Date

         Settlement Method Election:        Not Applicable

         Default Settlement Method:         Cash Settlement

Adjustments:

         Method of Adjustment:              Calculation Agent Adjustment

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Extraordinary Events:

Consequences of Merger Events:

                  Share-for-Share:          Calculation Agent Adjustment

                  Share-for-Other:          Calculation Agent Adjustment

                  Share-for-Combined:       Calculation Agent Adjustment

         Determining Party:                 Cogent

Tender Offer:                               Applicable

Consequences of Tender Offers:

                  Share-for-Share:          Calculation Agent Adjustment

                  Share-for-Other:          Calculation Agent Adjustment

                  Share-for-Combined:       Component Adjustment

         Determining Party:                 Cogent

Composition of Combined Consideration:      Applicable

Nationalization, Insolvency or Delisting:   Negotiated Close-out

         Determining Party:                 Cogent

Additional Disruption Events:

         Change in Law:                     Applicable

         Failure to Deliver:                Applicable

         Insolvency Filing:                 Applicable

         Determining Party:                 Cogent

Non-Reliance:                               Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:               Not Applicable

Additional Acknowledgments:                 Applicable



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4. Credit Support Annex:

         For purposes of Paragraph 13 of the Credit Support Annex to the Master Agreement, the "Independent Amount" for this Transaction shall equal the Equity Notional Amount.

5.  Additional Termination Events:

         The parties agree that, for purposes of the Master Agreement, an "Additional Termination Event" shall occur if the Resale Condition has not been satisfied with respect to all 8,421,060 of the Equity Shares by no later than November 30, 2008; and for purposes of that Additional Termination Event, Xstream Beverage Network shall be the sole Affected Party.

6. Calculation Agent:                       Cogent

7. Account Details:

         Account for payments to Cogent:                      To be provided.

         Account for payments to Xstream Beverage Network:    To be provided.

8. Relationship between the parties:

         (a) Except as expressly provided herein, each party acknowledges that in connection with entering into this Transaction, it has not entered into any agreements, arrangements or understandings with the other party or any related entity of such party in relation to timing or manner of any acquisition or disposal of any Shares, the voting rights attaching to any Shares or the management of the Issuer.

9. Governing Law: the laws of the State of New York (without reference to choice of law doctrine).

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us by facsimile at (801) 576-0583.

                                            Yours sincerely,

                                            Cogent Capital Corp.



                                            By: /s/ ____________________________
                                                Gregory L. Kofford
                                                President

Confirmed as of the date first above written:

Xstream Beverage Network, Inc.



By:  /s/___________________
Name:  Theordore Farnsworth
Title: CEO

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